Exhibit 99.2



                            PROVIDIAN MASTER TRUST



                        RECEIVABLES PURCHASE AGREEMENT


                                    between


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                                      and


                         CARD ACQUISITION FUNDING LLC


                         Dated as of February 5, 2002






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     RECEIVABLES PURCHASE AGREEMENT, dated as of February 5, 2002 (this
"Agreement"), by and between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, a banking corporation organized and existing under the laws of the United States (together with its permitted successors and assigns, "Chase USA"), and CARD ACQUISITION FUNDING LLC, a Delaware limited liability company, together with its permitted successors and assigns (the "Purchaser").

                             W I T N E S S E T H:

     WHEREAS, Purchaser desires to purchase, from time to time, Receivables (hereinafter defined) existing or arising in designated credit card accounts owned by Chase USA;

     WHEREAS, Chase USA desires to sell and assign, from time to time, certain Receivables to Purchaser upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is hereby agreed by and between Chase USA and Purchaser as follows:

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. The following words and phrases shall have the following meanings, when used in this Agreement:

     "Account" shall mean (a) each Existing Account identified by account number and by the Receivable balance in an Account Schedule delivered to Purchaser on or before the Initial Purchase Date and (b) each Additional Account designated under Section 2.02. "Account" shall also mean each account into which an Account is transferred (a "Transferred Account"); provided that
(i) such transfer is made in accordance with the Lending Guidelines and (ii) such Transferred Account can be traced or identified, by reference to or by way of an Account Schedule delivered to Purchaser, as an account into which an Account has been transferred. The term "Account" shall refer to an Additional Account only from and after the Addition Date with respect thereto. The term "Account" shall not include any Deleted Account or any Account all the Receivables in which are reassigned to Chase USA in accordance with the terms of this Agreement.

     "Account Schedule" shall mean a computer file or microfiche list containing a true and complete list of all Accounts specifying for each such Account, as of the Initial Purchase Cut-Off Date, in the case of the Existing Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Account. Such list, as supplemented from time to time, shall be marked as Schedule 1 to this Agreement, shall be delivered by Chase USA to Purchaser, and is hereby incorporated into and made a part of this Agreement. Chase USA shall, from time to time, delete from Schedule 1 any Account that, pursuant to the terms of this Agreement, is no longer an Account.

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     "Addition Date" shall mean, with respect to Additional Accounts, the date on which the Receivables in such Additional Accounts are first Conveyed to Purchaser pursuant to Section 2.02.

     "Additional Account" shall mean each revolving credit card account or other revolving credit account established pursuant to a Lending Agreement, other than an Existing Account as so designated pursuant to subsection 2.02(a) of this Agreement and as identified in the Account Schedule pursuant to subsection 2.02(b)(v).

     "Additional Cut-Off Date" shall mean, with respect to any Additional Accounts, the date specified in the related Supplemental Conveyance.

     "Allocated Interchange" for each calendar month means the amount determined as provided in Section 2.04.

     "Annual Membership Fees" shall mean the fees specified in the Lending Agreement applicable to each Account for annual fees if such fees are provided for with respect to such Account.

     "Applicable Trust Cut-Off Date" shall mean, with respect to accounts which were designated to the Trust under the terms of the Pooling and Servicing Agreement prior to the Initial Purchase Cut-Off Date, (i) May 31, 1993 with respect to each Initial Account and (ii) with respect to each account added to the Trust after May 31, 1993 and before the Initial Purchase Cut-Off Date, the cut-off date for such account under the terms of the Pooling and Servicing Agreement.

     "Bank Portfolio" shall mean the MasterCard and VISA credit card accounts owned by Chase USA.

     "Business Day" shall mean any day other than (a) a Saturday or Sunday or
(b) any other day on which national banking associations or state banking institutions in New York, New York are authorized or obligated by law, executive order or governmental decree to be closed or, (c) prior to the Servicing Transition Date, any other day on which national banking associations or state banking institutions in Tilton, New Hampshire or San Francisco, California, are authorized or obligated by law, executive order or governmental decree to be closed.

     "Closing Date" shall mean each Closing Date as defined in the Pooling and Servicing Agreement.

     "Collections" shall mean all payments (excluding Insurance Proceeds and other amounts constituting Recoveries of Principal Receivables or Finance Charge Receivables) received by the Servicer in respect of the Receivables, in the form of cash, checks (to the extent collected), wire transfers, electronic transfers, ATM transfers or other form of payment in accordance with the Lending Agreement in effect from time to time on any Receivables and shall include Allocated Interchange.

     "Convey" shall have the meaning specified in subsection 2.01(a) and "Conveyance" shall refer to the nominal form of such term.


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     "Debtor Relief Laws" shall mean (a) the United States Bankruptcy Code and
(b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets, assignment for the benefit of creditors and similar debtor relief laws from time to time in effect in any jurisdiction affecting the rights of creditors generally or the rights of creditors of national banks.

     "Defaulted Receivables" shall mean all Receivables which are charged off as uncollectible in accordance with the Lending Guidelines and the Servicer's customary and usual servicing procedures for servicing consumer revolving credit card and other revolving credit account receivables comparable to the Receivables. A Receivable shall become a Defaulted Receivable on the day on which such Receivable is recorded as charged off on the Servicer's computer master file of consumer revolving credit card accounts but, in any event, shall be deemed a Defaulted Receivable no later than the day the related Account becomes 180 days delinquent (210 days after the date of the billing statement) unless the Obligor cures such default by making a partial payment which satisfies the criteria for curing delinquencies set forth in the applicable Lending Guidelines.

     "Deleted Account" shall mean any Removed Account as to which Chase USA has received notice from the Servicer that all Receivables owned by Purchaser in such Removed Account have either been paid or charged off pursuant to the Pooling and Servicing Agreement.

     "Eligible Account" shall mean a revolving credit card account or other consumer revolving credit account owned by Chase USA or a Predecessor Seller, as applicable, which (i), if it is an Existing Account, as of the Applicable Trust Cut-Off Date or (ii), if it is an Additional Account, as of the related Additional Date:

          (a) is in existence and maintained by Chase USA or a Predecessor
     Seller;

          (b) is payable in United States dollars;

          (c) except as provided below, has not been identified as an account the credit card or checks, if any, with respect to which have been reported to Chase USA or a Predecessor Seller as having been lost or stolen;

          (d) the Obligor of which has provided, as his or her billing address at the date such account was opened, an address located in the United States (or its territories or possessions) or a military address;

          (e) has not been and does not have any Receivables which have been sold, pledged, assigned or otherwise conveyed to any person (except pursuant to this Agreement or the Pooling and Servicing Agreement), unless any such pledge or assignment is released on or before the initial Closing Date or Addition Date, as applicable;

          (f) except as provided below, does not have any Receivables which are Defaulted Receivables; and

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          (g) except as provided below, does not have any Receivables which have been identified by Chase USA or a Predecessor Seller or the relevant Obligor as having been incurred as a result of fraudulent use of any related credit card or check.

"Eligible Accounts" shall also mean an account which meets the requirements set forth above except for any one or more of provisions (c), (f) or (g) if the Receivables of such Account have been written off, or with respect to which Chase USA believes the related Obligor is bankrupt, or as to which certain Receivables have been identified by the Obligor as having been incurred as a result of fraudulent use of any credit cards or checks, or as to which any credit cards or checks have been reported to Chase USA as lost or stolen, in each case as of the Applicable Trust Cut-Off Date, with respect to an Existing Account, and as of the related Additional Date, with respect to Additional Accounts; provided that (a) the balance of all Receivables included in such Accounts is reflected on the books and records of Chase USA (and is treated for purposes of this Agreement) as "zero", and (b) charging or check privileges with respect to all such Accounts have been canceled in accordance with the Lending Guidelines and will not be reinstated by Chase USA.

          "Eligible Receivable" shall mean a Receivable:

          (a) which has arisen under an Eligible Account;

          (b) which was in compliance with the Lending Guidelines and all Requirements of Law applicable to Chase USA or a Predecessor Seller, and pursuant to a Lending Agreement which complies with all Requirements of Law applicable to Chase USA or a Predecessor Seller;

          (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained or given by Chase USA or a Predecessor Seller in connection with the creation of such Receivable or the execution, delivery and performance by Chase USA or a Predecessor Seller of its obligations, if any, under the related Lending Agreement have been duly obtained or given and are in full force and effect as of such date of creation of such Receivable;

          (d) as to which, at the time of its transfer to Purchaser, Chase USA will have good and marketable title, free and clear of all Liens;

          (e) which has been the subject of a valid transfer and assignment from Chase USA to Purchaser of all of Chase USA's right, title and interest therein;

          (f) which at the time of transfer to Purchaser is the legal, valid and binding payment obligation of the Obligor thereon, legally enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (g) which constitutes an "account" as defined in Article 9 of the UCC;

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          (h) which, at the time of its transfer to Purchaser, has not been waived or modified except as ordered by a court of competent jurisdiction or other Governmental Authority or in the ordinary course of Chase USA's business and in accordance with the Lending Guidelines;

          (i) which, at the time of its transfer to Purchaser, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which the Servicer would be required by
     Section 3.09 of the Pooling and Servicing Agreement to make an adjustment;

          (j) as to which, at the time of its transfer to Purchaser, Chase USA has satisfied all obligations to be fulfilled by Chase USA at the time it is transferred to Purchaser;

          (k) as to which, at the time of its transfer to Purchaser, Chase USA has not taken any action which, or failed to take any action the omission of which, would, at the time of its transfer to Purchaser, impair the rights of Purchaser hereunder; and

          (l) which, if arising under an Account not originated by Chase USA or an Affiliate of Chase USA or a Predecessor Seller, will not be designated as an Additional Account unless the Rating Agency Condition has been satisfied.

     "Existing Account" shall mean an Account listed on the Account Schedule delivered by Chase USA to Purchaser on or prior to the Initial Purchase Date.

     "Finance Charge Receivables" shall mean all Receivables that represent amounts billed to the Obligors on any Account in respect of (i) Periodic Finance Charges, (ii) Returned Cash Advance Check Fees, (iii) Late Fees, (iv) Overlimit Fees, (v) Returned Payment Check Fees, and (vi) all other fees and charges (excluding Principal Receivables). Collections of Finance Charge Receivables shall include the Allocated Interchange.

     "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Initial Purchase Cut-Off Date" shall mean ___________, 2001.

     "Initial Purchase Date" shall mean February 5, 2002.

     "Insolvency Event" shall have the meaning specified in Section 8.02.

     "Insurance Proceeds" shall mean any amounts recovered by Chase USA or the Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

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     "Interchange" shall mean all interchange fees payable to Chase USA, in its capacity as a credit card issuer, through MasterCard System, the VISA System and any other similar entity's or organization's system relating to consumer revolving credit card accounts in connection with cardholder charges for goods and services.

     "Late Fees" shall mean the fees specified in the Lending Agreement applicable to each Account for late fees with respect to such Account.

     "Lending Agreement" shall mean, with respect to an Account, the agreements between Chase USA or a Predecessor Seller and the related Obligor, governing the terms and conditions of such Account, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such Account.

     "Lending Guidelines" shall mean the written policies and procedures of Chase USA relating to the operation of its consumer revolving lending business, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card or other revolving credit account customers, the extension of credit to credit card and other revolving credit account customers and relating to the maintenance of credit card and other revolving credit accounts and collection of receivables with respect thereto, as such policies and procedures may be amended, modified, or otherwise changed from time to time in conformance with all Requirements of Law, the failure to comply with which would have a material adverse effect on the interests of Purchaser hereunder or under the Pooling and Servicing Agreement.

     "Lien" or "Liens" shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing.

     "Monthly Period" shall mean a calendar month.

     "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchant.

     "Officer's Certificate" shall mean, with respect to Chase USA, a certificate signed by any Vice President or more senior officer of Chase USA and, with respect to Purchaser, unless otherwise specified in this Agreement, a certificate delivered to Chase USA signed by an officer of, or an authorized person on behalf of, the Purchaser.

     "Original Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of June 1, 1993, by and between Chase USA, a national banking association, as successor to First Deposit National Bank and First Deposit National Credit Card Bank, as Seller and as Servicer, and Bankers Trust Company, as Trustee, as amended and in existence prior to Initial Purchase Date.

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     "Overlimit Fees" shall have the meaning specified in the Lending
Agreement applicable to each Account for overlimit fees if such fees are provided for with respect to such Account.

     "Pay Out Event" shall have the meaning set forth in the Pooling and Servicing Agreement.

     "Periodic Finance Charges" shall have the meaning specified in the Lending Agreement applicable to each Account for finance charges (due to periodic rate) or any similar term.

     "Person" shall mean any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or any other entity of similar nature.

     "Chase USA" shall have the meaning set forth in the preamble to this Agreement.

     "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement dated as of June 1, 1993 as amended and restated on February 5, 2002, by and among Purchaser, as Transferor, Chase USA, as Servicer, and Bankers Trust Company, as Trustee, as further amended and supplemented from time to time.

     "Predecessor Seller" shall mean any of First Deposit National Bank, First Deposit National Credit Card Bank and Providian National Bank, each in its capacity as a seller under the Original Pooling and Servicing Agreement.

     "Principal Receivables" shall mean any Receivable other than Finance Charge Receivables.

     "Purchaser" shall have the meaning set forth in the preamble to this Agreement.

     "Monthly Purchase Price" shall have the meaning set forth in subsection 3.01(a).

     "Purchase Price Adjustment" shall have the meaning specified in Section
3.02.

     "Purchased Assets" shall have the meaning set forth in subsection
2.01(a).

     "Rating Agency" shall mean, with respect to any series or class of securities or interests issued by the Trust, each statistical rating agency selected by the seller under the Original Pooling and Servicing Agreement or the transferor under the Pooling and Servicing Agreement to rate the securities or interests of such series or class, as specified in the related Supplement.

     "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have notified Purchaser in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

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     "Receivable" shall mean any amount owing by the Obligor under an Account from time to time, including amounts owing for Principal Receivables and amounts payable for Finance Charge Receivables.

     "Recoveries" shall mean (i) with respect to any Monthly Period commencing prior to the Servicing Transition Date, all amounts received with respect to Receivables which have previously become Defaulted Receivables, including Insurance Proceeds during such Monthly Period and (ii) with respect to any Monthly Period commencing on or after the Servicing Transition Date, the product of (a) all amounts recorded as recoveries on the Bank Portfolio by the Servicer during such Monthly Period or such shorter period, as the case may be, and (b) a fraction, the numerator which shall be the Defaulted Receivables for such Monthly Period or shorter period, as applicable, and the denominator of which shall be the aggregate amount of Principal Receivables in the Bank Portfolio which were charged off by the Servicer as uncollectible for such Monthly Period.

     "Removed Account" shall mean any Account as to which Chase USA has received notice from the Servicer that such Account is a "Removed Account" as defined in the Pooling and Servicing Agreement.

     "Requirements of Law" with respect to any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

     "Returned Cash Advance Check Fees" shall mean the fees specified in the Lending Agreement applicable to each Account payable for returned checks drawn on an Account.

     "Returned Payment Check Fees" shall mean the fees specified in the Lending Agreement applicable to each Account for returned payment checks.

     "Seller Note" shall have the meaning set forth in subsection 3.01 (b).

     "Servicer" shall mean the entity acting as servicer under the Pooling and Servicing Agreement.

     "Supplement" shall mean a supplement to the Pooling and Servicing Agreement executed by and delivered in connection with a series of investor certificates issued under the Pooling and Servicing Agreement and all amendments and supplements thereto.

     "Supplemental Conveyance" shall have the meaning set forth in subsection 2.02(b)(vi).

     "Tax Opinion" shall mean, with respect to any action, an written opinion of counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely

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affect the tax characterization as debt of those securities issued by the
Trust that were characterized as debt at the time of their issuance, (b) following such action the Trust will not be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any owner or holder of an interest or security issued by the Trust or the Trust.

     "Transfer Restriction Event" shall mean that Chase USA is unable for any reason to transfer Receivables to Purchaser in accordance with the provisions of this Agreement, including by reason of the application of the provisions of
Section 8.02 or any order of any Governmental Authority.

     "Trust" shall mean the Master Trust, as created by the Pooling and Servicing Agreement.

     "Trustee" shall mean the entity acting as trustee under the Pooling and Servicing Agreement.

     "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in either the State of New York or the State of Delaware, as applicable and in any other State where the filing of a financing statement is required to perfect Purchaser's interest in the Receivables and the proceeds thereof or in any other specified location.

Section 1.02.  Other Definitional Provisions.

     (a) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     (b) Unless otherwise defined herein, capitalized terms used in the above recitals and in this Agreement shall have the respective meanings assigned them in the Pooling and Servicing Agreement.

                              [END OF ARTICLE I]

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                                  ARTICLE II

                    PURCHASE AND CONVEYANCE OF RECEIVABLES

Section 2.01.  Purchase.

     (a) In consideration of the payment of the Purchase Price as provided herein, Chase USA does hereby sell, transfer, assign, set over and otherwise convey to Purchaser (collectively, "Convey"), without recourse except as provided herein, all of its right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing at the close of business on the Initial Purchase Cut-Off Date, in the case of Receivables existing and arising in the Existing Accounts, and at the close of business on each Additional Cut-Off Date, in the case of Receivables existing and arising in the Additional Accounts, and in each case thereafter created from time to time in the Existing Accounts and the Additional Accounts, Allocated Interchange, all monies due or to become due and all amounts received or receivable with respect thereto, all Collections with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof. Such property shall constitute the "Purchased Assets." The Receivables arising after the Initial Purchase Cut-Off Date and on or before the Initial Purchase Date in the Existing Accounts and the related Purchased Assets, shall be and hereby are Conveyed by Chase USA to Purchaser on the Initial Purchase Date and the Purchase Price shall be paid as provided in subsection 3.01(a) of this Agreement. The Receivables arising after the Initial Purchase Date in the Existing Accounts and the related Purchased Assets shall be and hereby are Conveyed by Chase USA and purchased by Purchaser on the date such Receivables arise, and the Purchase Price shall be paid as provided in subsection 3.01(a) of this Agreement. The Receivables existing in Additional Accounts at the close of business on the related Additional Cut-Off Date and the Receivables arising after the Additional Cut-Off Date and on or before the related Addition Date and the related Purchased Assets, shall be and hereby are Conveyed by Chase USA and purchased by Purchaser on the related Addition Date and the Purchase Price shall be paid as provided in subsection 3.01(a) of this Agreement. The Receivables arising after such Addition Date in such Additional Accounts and the related Purchased Assets shall be and hereby are Conveyed by Chase USA and purchased by Purchaser on the date such Receivables arise and the Purchase Price shall be paid as provided in subsection 3.01(a) of this Agreement.

     (b) Chase USA shall record and file, at its own expense, financing statements (and continuation statements and amendments when applicable) with respect to the Purchased Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the Conveyance of such Purchased Assets to Purchaser, and shall deliver a file stamped copy of each such financing statement to Purchaser on or prior to the Initial Purchase Date, in the case of Purchased Assets relating to the Existing Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Purchased Assets relating to Additional Accounts.

     (c) Chase USA shall, at its own expense, (i) on or prior to (x) the Initial Purchase Date, in the case of the Existing Accounts, or (y) the applicable Addition Date, in the case of Additional Accounts, indicate in the appropriate computer files that Receivables created in connection with the Accounts have been conveyed to Purchaser pursuant to this Agreement

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and Purchaser has transferred the Receivables to the Trustee pursuant to the
Pooling and Servicing Agreement and (ii) on or prior to the Initial Purchase Date and each Addition Date, as applicable, deliver to Purchaser and the Trustee an Account Schedule containing a true and complete list of all such Accounts specifying for each such Account, as of the Initial Purchase Cut-Off Date, in the case of the Existing Accounts and the applicable Additional Cut-Off Date, in the case of Additional Accounts, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account. Chase USA agrees that it will maintain the Account Schedule as a true and complete list of all Accounts and will supplement or amend the Account Schedule on each Addition Date and periodically, as needed, to remove Deleted Accounts. Chase USA agrees not to alter the computer designation which indicate that the receivables in an Account have been conveyed to Purchaser and transferred to the Trust unless and until such Account is no longer an Account or unless and until (i) Chase USA shall give written notice of any such alteration to Purchaser and (ii) Chase USA shall have taken such action as is necessary or advisable to cause the interest of Purchaser in the Purchased Assets to continue to be perfected and of first priority.

     (d) The parties hereto intend that the Conveyance of Chase USA's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from Chase USA to Purchaser. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall, for all purposes, including for accounting purposes, constitute a purchase and sale of such Purchased Assets and not a loan.

     Section 2.02. Addition of Accounts.

          (a) (i) If, from time to time, Purchaser becomes obligated to designate Additional Accounts pursuant to subsection 2.08(a) of the Pooling and Servicing Agreement, then Purchaser shall give Chase USA written notice thereof on or before the tenth Business Day prior to the Addition Date therefor, and upon receipt of such notice Chase USA shall on or before the Addition Date designate sufficient Eligible Accounts to be included as Additional Accounts as requested by Purchaser.

          (ii) Additionally, Chase USA may, from time to time, at its option, designate newly originated or acquired Eligible Accounts or any other Eligible Accounts to be included as Additional Accounts.

Any failure of Chase USA to designate Eligible Accounts containing a sufficient amount of Eligible Receivables when requested by Purchaser solely as a result of the unavailability of a sufficient amount of Eligible Receivables shall not constitute a breach of this Agreement.

     (b) On the Addition Date with respect to any Additional Accounts, such Additional Accounts shall become Accounts and Purchaser shall purchase the Receivables in such Additional Accounts (as of the Additional Cut-Off Date) and the related Purchased Assets, subject to the satisfaction of the following conditions on or prior to such Addition Date:

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          (i) Chase USA shall have delivered to Purchaser copies of UCC financing statements covering such Additional Accounts, if necessary to perfect Purchaser's interest in the Receivables arising therein and the related Purchased Assets;

          (ii) as of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to Chase USA shall have occurred nor shall the transfer of the Receivables arising in the Additional Accounts have been made in contemplation of the occurrence thereof;

          (iii) Chase USA shall have delivered to Purchaser an Officer's Certificate, dated the Addition Date, stating that (x) as of the such Addition Date, the Additional Accounts are all Eligible Accounts, (y) the conditions set forth in clauses (i) and (ii) above have been satisfied and (z) Chase USA reasonably believes that (A) the sale by Chase USA to Purchaser of the Receivables arising in the Additional Accounts will not, based on the facts known to such officer at the time of such certification, then or thereafter cause a Pay Out Event to occur under the Pooling and Servicing Agreement and (B), no selection procedure was utilized by Chase USA which would result in a selection of Additional Accounts (from among the available Eligible Accounts owned by Chase USA) that would be materially adverse to the interests of Purchaser as of the Addition Date;

          (iv) Chase USA shall have delivered to Purchaser and each Rating Agency an Opinion of Counsel, which counsel shall be outside counsel, dated the Addition Date, which opinion shall be in substantially the form of Exhibit B hereto; provided that, if Purchaser agrees to such later date, the Opinion of Counsel described in this subsection 2.02(b)(iv) shall not be required to be delivered on the Addition Date, but shall be delivered to Purchaser and each Rating Agency within 30 days after the Addition Date;

          (v) Chase USA shall have delivered to Purchaser an Account Schedule including the Additional Accounts;

          (vi) With respect to such Additional Accounts Chase USA and Purchaser shall have entered into a duly executed written assignment substantially in the form of Exhibit A (the "Supplemental Conveyance"); and

          (vii) The addition of such Additional Accounts shall comply with the applicable conditions to the addition of Accounts pursuant to Section
     2.08 of the Pooling and Servicing Agreement.

     Section 2.03. [Reserved].

     Section 2.04. Allocated Interchange. For each Monthly Period, beginning with February 5, 2002 Monthly Period, Chase USA shall calculate the amount of the Allocated Interchange as described in this Section. The Allocated Interchange for each Monthly Period shall be paid by Chase USA to Purchaser in immediately available funds on or before the succeeding Transfer Date. For each Monthly Period, the "Allocated Interchange" shall be an amount equal to the product of (a) the total amount of Interchange recorded by Chase USA during that Monthly Period in respect of the Bank Portfolio and (b) a fraction the numerator of which is the total amount of purchases of merchandise and services relating to the Accounts made during such Monthly Period and the denominator of which is the total amount of purchases of merchandise and services relating to the Bank Portfolio with respect to such Monthly Period.

                              [END OF ARTICLE II]

                                 ARTICLE III

                           CONSIDERATION AND PAYMENT

     Section 3.01. Purchase Price.

     (a) As consideration for the sale to the Purchaser of the Purchased Assets on the Initial Purchase Date and thereafter, the Purchaser shall pay to Chase USA an amount equal to the amount of the Principal Receivables created and sold pursuant hereto from and including the Initial Purchase Date; provided that the purchase price for Receivables sold hereunder in respect of Additional Accounts on the relevant Addition Date shall also include an amount equal to accrued Finance Charge Receivables in respect thereof as determined by Chase USA. The purchase price for Receivables created in any Monthly Period (the "Monthly Purchase Price") shall be paid to Chase USA monthly in arrears on the succeeding Distribution Date in cash to the extent of Purchaser Available Funds and, if Purchaser Available Funds are less than the Monthly Purchase Price (the amount of such deficiency, the "Deferred Purchase Price"), by increasing the principal balance of the Seller Note. "Purchaser Available Funds" means, on any Distribution Date, the net amount of funds received by the Purchaser under the Pooling and Servicing Agreement on such Distribution Date after giving effect to all required payments, transfers and deposits required to be made by the Transferor pursuant to the Pooling and Servicing Agreement on such Distribution Date less the amount of interest due to Chase USA under the Seller Note. If there is more than one Account Owner at any time, Chase USA, each such other Account Owner and the Purchaser shall agree on a formula for allocating Purchaser Available Funds (and consequently the Deferred Purchase Price) among such Account Owners and such formula shall be deemed to modify the definition of "Purchaser Available Funds" hereunder.

     (b) On the Initial Purchase Date, the Purchaser shall deliver to Chase USA a promissory note, substantially in the form of Exhibit C (the "Seller Note"), to evidence the obligation of the Purchaser to pay the Deferred Purchase Price together with the obligation of the Purchaser to pay the portion of the purchase price of the Transferor Interest not contributed to its capital pursuant to the Contribution and Sale Agreement, dated February 5, 2002 between Chase USA and the Purchaser.

     (c) On each Distribution Date on which Purchaser Available Funds exceed the Monthly Purchase Price, the Purchaser shall prepay the Seller Note in an amount equal to the lesser of such excess and the unpaid principal balance of the Seller Note. In addition, on each Closing Date the Purchaser shall prepay the Seller Note by an amount equal to the lesser of the net proceeds received by the Purchaser in connection with the issuance of the Investor Certificates on such date and the unpaid principal balance of the Seller Note. If there is more than one Originator at any time, Chase USA, each such other Originator and the Purchaser shall agree on a formula for allocating such excess funds among the several Originators.

     Section 3.02. Adjustments to Purchase Price. The Purchase Price with respect to any Purchase Price Payment Date shall be reduced (a "Purchase Price Adjustment") with respect to any Principal Receivable previously conveyed to Purchaser by Chase USA if the amount of such Principal Receivables is adjusted downward because of a rebate, refund, unauthorized charge or billing error to an account holder, or because such Principal Receivable was created in respect of merchandise which was refused or returned by an account holder, or if the Servicer otherwise adjusts downward the amount of any Principal Receivable without receiving Collections therefor or charging off such amount as uncollectible, or if the Principal Receivable is adjusted by the Servicer because it was discovered to have been created through a fraudulent or counterfeit charge. The amount of such reduction shall equal the reduction in the amount of such Receivable resulting from the occurrence of such event. Such payment shall be paid by deducting such amount from the purchase price owing to Chase USA by the Purchaser on the Distribution Date following the Monthly Period in which such adjustment occurs or if no such amount is owed then by deducting such amount from the balance of the Seller Note; provided that if such adjustment causes the Purchaser to be required to make a deposit in the Special Funding Account, then Chase USA shall pay such adjustment payment to the Purchaser in cash on or prior to the date on which the Purchaser is required to make such deposit in immediately available funds.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     Section 4.01. Representations and Warranties of Chase USA Relating to Chase USA.

     (a) Representations and Warranties. Chase USA hereby represents and warrants to, and agrees with, Purchaser as of the Initial Purchase Date, each Closing Date and each Addition Date, that:

          (i) Organization. Chase USA is a national banking association duly organized and validly existing in good standing under the laws of the United States and has full corporate power, authority and legal right to own its properties as such properties are presently owned, and to conduct its consumer revolving lending business as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each Supplemental Conveyance.

          (ii) Due Qualification. Chase USA is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Lending Agreement relating to an Account or any Receivable transferred to Purchaser unenforceable by Chase USA, Purchaser, the Servicer or any transferee or agent thereof or would have a material adverse effect on the interests of Purchaser.

          (iii) Due Authorization. The execution, delivery and performance of this Agreement and each Supplemental Conveyance by Chase USA and the consummation by Chase USA of the transactions provided for in this Agreement and any Supplemental Conveyance executed on such Addition Date have been duly authorized by Chase USA by all necessary corporate action on the part of Chase USA and this Agreement and such Supplemental Conveyance will remain, from the time of its execution, an official record of Chase USA.

          (iv) No Conflict. The execution and delivery by Chase USA of this Agreement and any Supplemental Conveyance executed on such Addition Date, the performance by Chase USA of the transactions contemplated by this Agreement and such Supplemental Conveyance and the fulfillment by Chase USA of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Chase USA is a party or by which it or any of its properties are bound.

          (v) No Violation. The execution and delivery by Chase USA of this Agreement and any Supplemental Conveyance executed on such Addition Date, the performance by Chase USA of the transactions contemplated by this Agreement and such

     Supplemental Conveyance and the fulfillment by Chase USA of the terms hereof and thereof will not conflict with or violate any Requirements of Law applicable to Chase USA, except to the extent that the same could not reasonably be expected to have a material adverse effect on the ability of Chase USA to perform its obligations hereunder or on the interest of the Purchaser in the Receivables.

          (vi) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of Chase USA threatened, against Chase USA, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any Supplemental Conveyance executed on such Addition Date, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or such Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of Chase USA, would materially and adversely affect the performance by Chase USA of its obligations under this Agreement or such Supplemental Conveyance, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or such Supplemental Conveyance or (v) seeking to affect adversely the income tax attributes of the Trust.

          (vii) All Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority or official required in connection with the execution and delivery by Chase USA of this Agreement and each Supplemental Conveyance executed on such Addition Date, the performance by Chase USA of the transactions contemplated by this Agreement and such Supplemental Conveyance and the fulfillment by Chase USA of the terms hereof and thereof, have been obtained, except where the failure to obtain such approvals, authorizations, consents, orders or other actions could not reasonably be expected to have a material adverse effect on the ability of Chase USA to perform its obligations hereunder or on the interest of the Purchaser in the Receivables.

          (viii) Insolvency. No Insolvency Event with respect to Chase USA has occurred and the transfer of the Receivables and the related Purchased Assets by Chase USA to Purchaser has not been made in contemplation of the occurrence thereof.

          (ix) FDIC Insurance. Chase USA is an insured institution for purposes of the Federal Deposit Insurance Act.

     (b) Notice of Breach. The representations and warranties of Chase USA set forth in this Section 4.01 shall survive the transfer and assignment by Chase USA of the Receivables and related to Purchased Assets to Purchaser. Upon discovery by Chase USA or Purchaser of a breach of any of the representations and warranties by Chase USA set forth in this Section 4.01, the party discovering such breach shall give prompt written notice to the other party and to the Trustee. Chase USA agrees to cooperate with Purchaser in attempting to cure any such breach.

     Section 4.02. Representations and Warranties of Chase USA Relating to the Agreement, the Supplemental Conveyances and the Receivables.

     (a) Representations and Warranties. Chase USA hereby represents and warrants to Purchaser as of the Initial Purchase Date, as of each Closing Date and, with respect to Additional Accounts, the Receivables in which are being transferred by Chase USA to Purchaser, as of the related Addition Date with respect to related Receivables and Accounts that:

          (i) this Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance executed on such Addition Date, each constitutes a legal, valid and binding obligation of Chase USA enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

          (ii) as of the Initial Purchase Date and as of the related Addition Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to each Addition Date, is an accurate and complete listing in all material respects of all the Accounts as of the Initial Purchase Cut-Off Date or such Additional Cut-Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing in such Accounts is true and correct in all material respects as of the Initial Purchase Cut-Off Date or such Additional Cut-Off Date, as the case may be;

          (iii) each Receivable conveyed to Purchaser has been conveyed to Purchaser free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates and in compliance, in all material respects, with all Requirements of Law applicable to Chase USA;

          (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Chase USA in connection with the Conveyance by Chase USA of Receivables to Purchaser have been duly obtained, effected or given and are in full force and effect;

          (v) this Agreement or, in the case of Additional Accounts, the related Supplemental Conveyance, constitutes a valid sale, transfer and assignment to Purchaser of all right, title and interest of Chase USA in the Receivables and the related Purchased Assets Conveyed hereunder and such sale is perfected under the UCC;

          (vi) with respect to Additional Accounts, on the applicable Addition Date, each related Additional Account is an Eligible Account;

          (vii) on the applicable Addition Date, each Receivable contained in any related Additional Accounts is an Eligible Receivable;

          (viii) as of the date of the creation of any new Receivable in an Account, such Receivable is an Eligible Receivable; and

          (ix) on each Addition Date, no selection procedure has been utilized by Chase USA which Chase USA reasonably believes would result in a selection of Additional Accounts (from among the available Eligible Accounts owned by Chase USA on the applicable Additional Cut-Off Date) that would be materially adverse to the interests of Purchaser.

     (b) Notice of Breach. The representations and warranties of Chase USA set forth in this Section 4.02 shall survive the Conveyance of the Receivables and the related Purchased Assets to Purchaser. Upon discovery by either Chase USA or Purchaser of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Trustee. Chase USA agrees to cooperate with Purchaser and the Trustee in attempting to cure any such breach.

     Section 4.03. Representations and Warranties of Purchaser. As of the Initial Purchase Date and each Addition Date, Purchaser hereby represents and warrants to Chase USA that:

     (a) Organization and Good Standing. Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties as such properties are presently owned and to conduct its business as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each Supplemental Conveyance.

     (b) Due Authorization. The execution, delivery and performance by Purchaser of this Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance executed on such Addition Date, to which Purchaser is a party, and the consummation by Purchaser of the transactions provided for in this Agreement and each Supplemental Conveyance, have been duly authorized by Purchaser by all necessary action on the part of Purchaser.

     (c) No Conflict. The execution and delivery of this Agreement and each Supplemental Conveyance by Purchaser, the performance by Purchaser of the transactions contemplated by this Agreement and each Supplemental Conveyance, and the fulfillment by Purchaser of the terms hereof and thereof applicable to Purchaser, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which it or any of its properties are bound.

     (d) No Violation. The execution and delivery of this Agreement and each Supplemental Conveyance by Purchaser, the performance by Purchaser of the transactions contemplated by this Agreement and each Supplemental Conveyance and the fulfillment by Purchaser of the terms hereof and thereof applicable to Purchaser will not conflict with or violate any Requirements of Law applicable to Purchaser.

     (e) No Proceedings. There are no proceedings or investigations pending, or to the best knowledge of Purchaser, threatened, against Purchaser, before any court, regulatory body, administrative agency, or other tribunal of governmental instrumentality (i) asserting the invalidity of this Agreement or any Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or any Supplemental

Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of Purchaser, would materially and adversely affect the performance by Purchaser of its obligations under this Agreement or any Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplemental Conveyance.

     (f) All Consents. All approvals, authorizations, consents, orders or other actions of or registrations or declarations with any Governmental Authority or official required to be obtained, effected or given by Purchaser in connection with the execution and delivery by Purchaser of this Agreement and any Supplemental Conveyance and the performance by Purchaser of the transactions contemplated by this Agreement and any Supplemental Conveyance have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables and the related Purchased Assets to Purchaser. Upon discovery by Chase USA or Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party and the Trustee. Purchaser agrees to cooperate with Chase USA in attempting to cure any such breach.

                              [END OF ARTICLE IV]

                                  ARTICLE V

                                   COVENANTS

     Section 5.01. Covenants of Chase USA. Chase USA hereby covenants as follows:

     (a) Receivables Not To Be Evidenced by Promissory Notes or Chattel Paper. Except in connection with the enforcement or collection of an Account, Chase USA will take no action to cause any Receivable Conveyed to Purchaser hereunder to be evidenced by any instrument or chattel paper (as defined in the UCC).

     (b) Security Interests. Except for the Conveyances hereunder, Chase USA will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien arising through or under Chase USA on any Receivables and the related Purchased Assets whether now existing or hereafter created; Chase USA will immediately notify Purchaser and the Trustee of the existence of any Lien arising through or under Chase USA on any Receivables and the related Purchased Assets; and Chase USA shall defend the right, title and interest of Purchaser in, to and under the Receivables and the related Purchased Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Chase USA.

     (c) Notice of Liens. Chase USA shall notify Purchaser and the Trustee promptly after becoming aware of any Lien arising through or under Chase USA on any Receivables on the related Purchased Assets other than the Conveyances hereunder.

     (d) Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirement of Law or as is deemed by Chase USA in its sole discretion to be necessary in order for it to maintain its lending business on a competitive basis based on a good faith assessment by Chase USA of the nature of its competition in the lending business, it shall not at any time reduce the annual percentage rate of the Periodic Finance Charges assessed on the Receivables transferred by it to Purchaser or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) Chase USA's reasonable expectation is that such reduction will cause a Pay Out Event to occur or (ii) such reduction is not also applied to any comparable segment of consumer revolving accounts owned by Chase USA which have characteristics the same as, or substantially similar to, such Accounts.

     (e) Lending Agreements and Lending Guidelines. Chase USA shall comply with and perform its obligations under the Lending Agreements relating to the Accounts and the Lending Guidelines and all applicable rules and regulations of MasterCard and VISA or their respective substantial equivalents except insofar as any failure so to comply or perform would not materially and adversely affect the rights of Purchaser. Subject to compliance with all Requirements of Law, Chase USA may change the terms and provisions of the Lending Agreements or the Lending Guidelines with respect to any of the Accounts owned by it in any respect (including the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and other fees to be assessed thereon) only if in the reasonable judgment of Chase USA such change is made applicable to any comparable segment of the consumer revolving accounts owned by Chase USA which have characteristics the same as, or substantially similar to, such Accounts.

     (f) MasterCard and VISA. Chase USA, to the extent applicable to the Accounts, shall use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard System, the VISA System and any other similar entity's or organization's system relating to any other type of revolving credit card accounts included as Accounts.

     (g) Documentation of Transfer. Chase USA shall file the documents which would be necessary to perfect and maintain the perfection of the sale of the Receivables and the related Purchased Assets to Purchaser.

     (h) Jurisdiction or Type of Organization. Within 30 days after Chase USA makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with
Section 2.01 or subsection 5.01(c) seriously misleading within the meaning of
Section 9-506 of the UCC, Chase USA shall give the Purchaser notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof. Chase USA will give the Purchaser prompt written notice of any change in the jurisdiction in which it is located (as such location is determined pursuant to Section 9-307 of the UCC) and whether, as a result of such change, the applicable provisions of the UCC would require the filing of any financing statements and shall file such financing statements as may be necessary to continue the perfection of the Purchaser's security interest in the Receivables and the proceeds thereof within the time specified in Section 9-316(a) of the UCC.

     Section 5.02. Account Allocations. If a Transfer Restriction Event occurs, Chase USA agrees (except as prohibited by any order or any Requirement of Law) to allocate and pay to Purchaser or at the direction of Purchaser after the date of such Transfer Restriction Event, all Collections with respect to Principal Receivables previously Conveyed to Purchaser. To the extent that it is not clear to Chase USA whether Collections relate to a Principal Receivable that was sold to Purchaser or to a Principal Receivable that Chase USA is unable to sell to Purchaser, Chase USA agrees that it shall allocate payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account. Notwithstanding any cessation in the Conveyance to Purchaser of additional Principal Receivables, Principal Receivables sold to Purchaser prior to the occurrence of the Transfer Restriction Event, Collections in respect of such Principal Receivables, Finance Charge Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge Receivables, shall continue to be property of Purchaser available for Conveyance by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement.

                              [END OF ARTICLE V]

                                  ARTICLE VI

                             REPURCHASE OBLIGATION

     Section 6.01. Reassignment of Ineligible Receivables.

     (a) If any representation or warranty contained in subsection 4.02(a)(ii), (iii), (iv), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or any Account and as a result of such breach Purchaser is required under subsection 2.05(a) of the Pooling and Servicing to accept reassignment of such Receivables previously Conveyed by Chase USA to Purchaser pursuant to this Agreement Trustee, Chase USA shall accept reassignment of such Receivables on the terms and conditions set forth in subsection 6.01(b).

     (b) Chase USA shall accept reassignment of any Receivables described in subsection 6.01(a) from Purchaser on the date on which such Receivables are reassigned to Purchaser pursuant to subsection 2.05(a) of the Pooling and Servicing Agreement for a repurchase price equal to the principal balance of such Receivable. Such purchase price shall be paid by deducting such amount from the purchase price owing to Chase USA by the Purchaser on the Transfer Date following the Monthly Period in which such repurchase occurs or if no such amount is owed then by deducting such amount from the balance of the Seller Note; provided that if the reduction of the Principal Receivables in the Trust as a result of such repurchase causes the Purchaser to be required to make a deposit in the Special Funding Account, then Chase USA shall pay such purchase price to the Purchaser in cash on or prior to the date on which the Purchaser is required to make such deposit in immediately available funds. Upon payment by Chase USA of such amount, Purchaser shall automatically and without further action Convey to Chase USA, without recourse, representation or warranty, all the right, title and interest of Purchaser in and to such Receivables and all Purchased Assets related thereto, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof. Such reassigned Receivables shall be treated by Purchaser as collected in full as of the date on which they were reassigned. Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Chase USA to effect the conveyance of such Receivables and other property pursuant to this subsection.

     Section 6.02. Reassignment of Other Receivables.

     (a) In the event any representation or warranty set forth in subsection 4.01(a)(i) or (iii) or in subsection 4.02(a)(i) or (v) is not true and correct in any material respect and as a result of such breach Purchaser is required under Section 2.06 of the Pooling and Servicing Agreement to accept a reassignment of all of the Receivables previously sold by Chase USA to Purchaser pursuant to this Agreement, Chase USA shall accept a reassignment of such Receivables on the terms and conditions set forth in subsection 6.02(b).

     (b) Chase USA shall accept reassignment of any Receivables described in subsection 6.02(a) from Purchaser on the date on which such Receivables are reassigned to Purchaser for a repurchase price equal to the principal balance of such Receivable. Such purchase price shall be paid by deducting such amount from the purchase price owing to Chase USA by the Purchaser on the Transfer Date following the Monthly Period in which such repurchase occurs or if no such amount is owed then by deducting such amount from the balance of the Seller Note; provided that if the reduction of the Principal Receivables in the Trust as a result of such repurchase causes the Purchaser to be required to make a deposit in the Special Funding Account, then Chase USA shall pay such purchase price to the Purchaser in cash on or prior to the date on which the Purchaser is required to make such deposit in immediately available funds. Upon payment by Chase USA of such amount, Purchaser shall automatically and without further action Convey to Chase USA, without recourse, representation or warranty, all the right, title and interest of Purchaser in and to such Receivables, all Allocated Interchange, and the related Purchased Assets. Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Chase USA to effect the conveyance of such Receivables and related Purchased Assets pursuant to this subsection.

                              [END OF ARTICLE VI]

                                 ARTICLE VII

                             CONDITIONS PRECEDENT

     Section 7.01. Conditions to Purchaser's Obligations on the Initial Purchase Date. The obligation of Purchaser to purchase the Receivables in the Existing Accounts on the Initial Purchase Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Chase USA contained in this Agreement shall be true and correct on the Initial Purchase Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information relating to the Existing Accounts provided to Purchaser shall be true and correct as of the Initial Purchase Cut-Off Date in all material respects;

     (c) Chase USA shall have (i) delivered to Purchaser a true and correct Account Schedule with respect to the Existing Accounts and (ii) performed all other obligations required to be performed by Chase USA on or before the Initial Purchase Date under this Agreement;

     (d) Chase USA shall have recorded and filed, at its expense, any financing statement with respect to the Receivables and the related Purchased Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect the Conveyance of the Receivables and the related Purchased Assets from Chase USA to Purchaser, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to Purchaser;

     (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Purchaser, and Purchaser shall have received from Chase USA copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Purchaser may reasonably have requested; and

     (f) Purchaser, as Transferor, Chase USA, as Servicer, and the Trustee have executed and delivered the Pooling and Servicing Agreement.

     Section 7.02. Conditions to Chase USA's Obligations on the Initial Purchase Date. The obligation of Chase USA to Convey the Receivables in the Existing Accounts on the Initial Purchase Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of Purchaser contained in this Agreement shall be true and correct on the Initial Purchase Date with the same effect as though such representations and warranties had been made on such date;

     (b) Payment or provision for payment of the Purchase Price in accordance with Section 3.01 hereof shall have been made; and

     (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Chase USA, and Chase USA shall have received from Purchaser copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions contemplated herein, as Chase USA may reasonably have requested.

     Section 7.03. Condition Precedent to all Purchases of Receivables. The obligation of the Purchaser to purchase Receivables and the related assets to be purchased hereunder pursuant to Section 2.01 on any date (including the Initial Purchase Date) is subject to the condition that no Insolvency Event shall have occurred and be continuing. The obligation of Chase USA to sell Receivables and the related assets to be purchased hereunder pursuant to
Section 2.01 on any date (including the Initial Purchase Date) is subject to the condition that no Insolvency Event with respect to the Purchaser shall have occurred and be continuing

                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                         TERM AND PURCHASE TERMINATION

     Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the later of (a) the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement or (b) the termination of this Agreement by the mutual agreement of the parties hereto.

     Section 8.02. Purchase Termination. If Chase USA or the Purchaser shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to Chase USA or the Purchaser, as the case may be, or of or relating to all or substantially all of or relating to all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Chase USA or the Purchaser; or Chase USA or the Purchaser shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (each, an "Insolvency Event"); then Chase USA shall immediately cease to Convey any Principal Receivables to Purchaser and shall promptly give notice to Purchaser and the Trustee of such Insolvency Event. Notwithstanding any cessation of the Conveyance to Purchaser of additional Principal Receivables, Principal Receivables sold to Purchaser prior to the occurrence of such Insolvency Event, Collections in respect of such Principal Receivables, Finance Charge Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge Receivables shall continue to be property of Purchaser available for transfer by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement. To the extent that it is not clear to Chase USA whether collections relate to a Principal Receivable that was sold to Purchaser or to a Principal Receivable that Chase USA has not sold to Purchaser, Chase USA agrees that it shall allocate payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account.

                             [END OF ARTICLE VIII]

                                  ARTICLE IX


                           MISCELLANEOUS PROVISIONS

     Section 9.01. Amendment. This Agreement may not be changed orally, but only by an instrument in writing signed by each of Purchaser and Chase USA, in accordance with this Section 9.01. This Agreement may be amended from time to time by Purchaser and Chase USA (a) to cure any ambiguity, (b) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (c) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (d) to change or modify the Purchase Price, and (e) to change, modify, delete or add any other obligation of Chase USA or Purchaser; provided, however, that no amendment pursuant to clause (d) or (e) of this Section 9.01 shall be effective unless the Rating Agency Condition has been satisfied; provided further that Purchaser shall have delivered to the Trustee an Officer's Certificate to the effect that Purchaser reasonably believes that such action shall not adversely affect in any material respect the interests of any Investor Certificateholder. Any reconveyance or reassignment executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to each Rating Agency.

     Section 9.02. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, mailed by registered mail, return receipt requested, or sent by facsimile transmission (a) in the case of Chase USA, to [ ], (b) in the case of Purchaser, to Purchaser, [address], Attention of [o] (facsimile no. (___) _______) and (c) in the case of the Trustee, Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention of Corporate Trust Agency Group (facsimile no. (212) 250-6439), or, as to each party, at such other address as shall be designated by such party in a written notice to each other party in accordance with this Section 9.03.

     Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 9.05. Assignment; Merger or Consolidation of, or Assumption of the Obligations of Chase USA. Chase USA shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

     (a) (A) Chase USA is the surviving entity or (B) if Chase USA is not the surviving entity, the corporation formed by such consolidation or into which Chase USA is merged or the Person which acquires by conveyance or transfer the properties and assets of Chase USA substantially as an entirety shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Purchaser, in form satisfactory to the Purchaser, the performance of every covenant and obligation of Chase USA, as applicable hereunder and shall benefit from all the rights granted to Chase USA, as applicable hereunder. To the extent that any right, covenant or obligation of Chase USA, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity;

     (b) Chase USA shall have delivered to the Purchaser an Officer's Certificate signed by a Vice President (or any more senior officer) of Chase USA stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 9.05 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding; and

     (c) Chase USA shall have delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

     Section 9.06. Assignments. The obligations of Chase USA hereunder shall not be assignable nor shall any Person succeed to the obligations of Chase USA hereunder (i) except for mergers, consolidations, assumptions or transfers in accordance with the provisions of Section 9.05 or (ii) unless the assignee with respect to such obligations shall be organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Purchaser, in form satisfactory to the Purchaser, the performance of every covenant and obligation of Chase USA, as applicable hereunder and shall benefit from all the rights granted to Chase USA, as applicable hereunder. To the extent that any right, covenant or obligation of Chase USA, as applicable hereunder, is inapplicable to the assignee, such assignee shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such assignee. Chase USA shall deliver notice to the Rating Agency of such assignment.

     Section 9.07. Transfer of Accounts. The Purchaser shall permit the transfer of Accounts (i) directly to any Affiliate of Chase USA that executes an agreement assuming with respect to such Accounts the obligations and duties of Chase USA hereunder or indirectly to any Affiliate in one or more substantially simultaneous transactions among Chase USA, such Affiliate and any other Affiliates of Chase USA or (ii) to any other Person, provided that such other Person executes such an agreement and the Rating Agency Condition is satisfied; provided, however, that the foregoing provisions shall not prohibit Chase USA from conveying, assigning, exchanging or otherwise transferring the Accounts in connection with a transaction complying with the relevant provisions of this Agreement.

     Section 9.08. Indemnification.

     (a) Chase USA shall indemnify and hold harmless the Purchaser and any Persons claiming by, through or under the Purchaser, and their respective officers, directors, employees and agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of Chase USA hereunder or as a result of the failure of a Receivable to be originated in compliance with all Requirements of Law and for any breach of any of Chase USA's representations and warranties with respect thereto contained herein, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, that Chase USA shall under no circumstances indemnify any of the foregoing Persons from and against any losses, claims or damages incurred by any of them in their capacities as owners of, or direct or indirect investors in, the Purchased Assets, including without limitation losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible.

     (b) In consideration of the assumption by the Purchaser of the obligations of Chase USA as Transferor under the Pooling and Servicing Agreement on the Substitution Date, Chase USA shall indemnify and hold harmless the Purchaser and any Persons claiming by, through or under the Purchaser, and their respective officers, directors, employees and agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of Chase USA in its capacity as Transferor (or any Predecessor Seller) under the Pooling and Servicing Agreement prior to the Substitution Date, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim.

     Section 9.09. Acknowledgement and Agreement of Chase USA. Chase USA acknowledges that the Purchaser shall from time to time, sell, pledge, assign or transfer all of its right, title and interest in the Purchased Assets and its rights hereunder to the Trustee pursuant to the Pooling and Servicing Agreement. Chase USA consents to such assignment and agrees that the Trustee, to the extent provided in the Pooling and Servicing Agreement, shall be entitled to enforce the terms of this Agreement and the rights (including, without limitation, the right to grant or withhold any consent or waiver) of the Purchaser directly against Chase USA. In each case, Chase USA further agrees that, in respect of its obligations hereunder, it will act at the direction of and in accordance with all requests and instructions from the Trustee delivered pursuant to the Pooling and Servicing Agreement until the satisfaction of all obligations thereunder. Except as otherwise contemplated by the Pooling and Servicing Agreement, the Trustee shall have the rights of third-party beneficiary under this Agreement. Chase USA shall deliver copies of all notices, requests, demands and other documents to be delivered by it to the Purchaser pursuant to the terms hereof to the Trustee. Additionally, Chase USA agrees that any amounts payable by Chase USA to Purchaser hereunder which are to be paid by Purchaser to the Trustee or the Servicer shall be paid by Chase USA directly to the Trustee or the Servicer, as assignee of Purchaser.

     Section 9.10. Further Assurances. Purchaser and Chase USA agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party or the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution or authorization of any financing statements or continuation statements or amendments to financing statements or equivalent documents relating to the Receivables and the related Purchased Assets for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 9.11. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Purchaser or Chase USA, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.12. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 9.13. Binding; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Trust and the Trustee shall be considered third-party beneficiaries of this Agreement.

     Section 9.14. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 9.15. Headings. The headings are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

     Section 9.16. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 9.17. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance shall remain operative and in full force and effect and shall survive conveyance of the Receivables and the related Purchased Assets by Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement.

     Section 9.18. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Chase USA shall not, prior to the date which is one year and one day after the later of the termination of this Agreement and the termination of the Trust, acquiesce, petition or otherwise invoke or cause Purchaser or the Trust to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against Purchaser or the Trust under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Purchaser or the Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Purchaser or the Trust.

                              [END OF ARTICLE IX]

     IN WITNESS WHEREOF, Purchaser and Chase USA have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the date first above written.



                        CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION



                        By: /s/ Michael Barrett
                            ------------------------------------------------
                            Name:   Michael Barrett
                            Title:  President


                         CARD ACQUISITION FUNDING LLC


                         By: /s/ Keith Schuck
                            ------------------------------------------------
                            Name:   Keith Schuck
                            Title:  President

                                                                     EXHIBIT A



                        FORM OF SUPPLEMENTAL CONVEYANCE



     SUPPLEMENTAL CONVEYANCE No. ___ OF RECEIVABLES IN ADDITIONAL ACCOUNTS ("Supplemental Conveyance"), dated as of ______, 200_ by CHASE MANAHATTAN BANK USA, NATIONAL ASSOCIATION, a banking corporation organized and existing under the laws of the United States (together with its permitted successors and assigns, ("Chase USA") to CARD ACQUISITION FUNDING LLC, a Delaware limited liability company ("LLC") pursuant to the Receivables Purchase Agreement referred to below.

                             W I T N E S S E T H :

     WHEREAS, LLC and Chase USA are parties to the Receivables Purchase Agreement dated as of February 5, 2002 (as amended and supplemented, the "Agreement");

     WHEREAS, pursuant to the Agreement, Chase USA wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables of such Additional Accounts (as each such term is defined in the Agreement), whether now existing or hereafter created, to the LLC; and

     WHEREAS, LLC is willing to accept such designation and conveyance subject to the terms and conditions hereof.

     NOW, THEREFORE, LLC and Chase USA hereby agree as follows:

          1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, _________, 200_.

          "Additional Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, _________, 200_.

          2. Designation of Additional Accounts. Chase USA will deliver to the LLC a computer file or microfiche list containing a true and complete schedule identifying all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account, which computer file or microfiche list shall supplement Schedule I to the Agreement.

     3. Conveyance of Receivables.

     (a) Chase USA does hereby transfer, assign, set-over and otherwise convey to LLC, without recourse on and after the Addition Date, all its right, title and interest of Chase USA in, to and under the Receivables of such Additional Account existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Agreement or until the cessation of sales of Receivables in accordance with Section 7.03 of the Agreement, all monies due or to become due with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof.

     (b) In connection with such sale, Chase USA further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files that Receivables created in connection with the Additional Accounts owned by Chase USA and designated hereby have been conveyed to the LLC pursuant to the Agreement and this Supplemental Conveyance.

     (c) The parties hereto intend that each transfer of Receivables and other property pursuant to this Supplemental Conveyance constitutes a sale, and not a secured borrowing, for all purposes.

     4. Acceptance by the LLC. The LLC hereby acknowledges its acceptance of all right, title and interest to the property, now existing and hereafter created, conveyed to the LLC pursuant to Section 3(a) of this Supplemental Conveyance.

     5. Representations and Warranties of Chase USA. Chase USA hereby represents and warrants to the LLC as of the Addition Date that the representations and warranties of Chase USA set forth in Article IV of the Agreement that are to be made as of the Addition Date with respect to this Supplemental Conveyance and the Additional Accounts and related Receivables are true and correct as of such date.

     6. Ratification of Agreement. As supplemented by this Supplemental Conveyance, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplemental Conveyance shall be read, taken and construed as one and the same instrument.

     7. Counterparts. This Supplemental Conveyance may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the undersigned have caused this Supplemental Conveyance of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                        CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                        By:
                             ------------------------------------------------
                             Name:
                             Title:


                        CARD ACQUISITION FUNDING LLC


                        By:  ------------------------------------------------
                             Name:
                             Title:

                                                              Schedule 1
                                           to Supplemental Conveyance of
                                                          Receivables in
                                                     Additional Accounts

                             ADDITIONAL ACCOUNTS

                                                            Schedule 2
                                         to Supplemental Conveyance of
                                                        Receivables in
                                                   Additional Accounts

                Chase Manhattan Bank USA, National Association
                         Card Acquisition Funding LLC
                             Officer's Certificate



     In connection with the LLC entering into Assignment No.__ of Supplemental Conveyance of Receivables in Additional Accounts, dated as of the date hereof (the "Supplemental Conveyance") pursuant to the Receivables Purchase Agreement dated as of February 5, 2002 (as amended and supplemented, the "Agreement"), by and between Chase USA and the LLC, the undersigned, ___________, a duly authorized officer of Chase Manhattan Bank USA, National Association, a banking corporation organized and existing under the laws of the United States ("Chase USA"), hereby certifies and acknowledges on behalf of Chase USA that to the best of [her/his] knowledge the following statements are true on __________, 200_ (the "Addition Date"):

     (i) Legal, Valid and Binding Obligation. The Agreement and, in the case of Additional Accounts, the related Supplemental Conveyance executed on such Addition Date, each constitutes a legal, valid and binding obligation of Chase USA enforceable against Chase USA in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     (ii) Identity of Accounts. As of the related Addition Date with respect to Additional Accounts, Schedule 1 to this Agreement, as supplemented to each Addition Date, is an accurate and complete listing in all material respects of all the Accounts as of such Additional Cut-Off Date, and the information contained therein with respect to the identity of such Accounts and the Receivables existing in such Accounts is true and correct in all material respects as of such Additional Cut-Off Date.

     (iii) No Conflict. Each Receivable conveyed to LLC as of the related Addition Date has been conveyed to LLC free and clear of any Lien of any Person claiming through or under Chase USA or any of its Affiliates and in compliance, in all material respects, with all Requirements of Law applicable to Chase USA;

     (iv) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Chase USA in connection with the Conveyance by Chase USA of Receivables to LLC have been duly obtained, effected or given and are in full force and effect.

     (v) True Sale. The transfer of the Receivables pursuant to the Agreement and this Supplemental Conveyance, constitutes a valid sale, transfer and assignment to LLC of all right, title and interest of Chase USA in the Receivables and the related Purchased Assets Conveyed hereunder and such sale is perfected under the UCC.

     (vi) Eligible Accounts. With respect to Additional Accounts, on the applicable Addition Date, each related Additional Account is an Eligible Account.

     (vii) Eligibility of Accounts. On the applicable Addition Date, each Receivable contained in any related Additional Accounts is an Eligible Receivable.

     (viii) Eligibility of Receivables. As of the date of the creation of any new Receivable in an Account, such Receivable is an Eligible Receivable.

     Selection Procedure. On the Addition Date, no selection procedure has been utilized by Chase USA which Chase USA reasonably believes would result in a selection of Additional Accounts (from among the available Eligible Accounts owned by Chase USA on the applicable Additional Cut-Off Date) that would be materially adverse to the interests of LLC.

     Capitalized terms used herein and not otherwise defined are used as defined in the Supplemental Conveyance or the Agreement.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _____, 200_.

                          CHASE MANHATTAN BANK USA,
                             NATIONAL ASSOCIATION


                          By:_________________________________
                             Name:
                             Title:

                                                                     EXHIBIT B

           FORM OF OPINION OF COUNSEL ON DESIGNATION OF ADDITIONAL
                                   ACCOUNTS

                       Provisions to be included in the
     Opinion of Counsel to be delivered pursuant to Section 2.02(b)(iv)(1)


     The opinions may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel delivered on any applicable Closing Date or substitution date and shall address:

     (a) the due authorization, execution and delivery of the Assignment by the parties as described in Section 2.01

     (b) The Perfection Issues as described in the opinions rendered on the Substitution Date.

     The opinions are subject to the effects of bankruptcy, insolvency, liquidation, receivership, conservatorship, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or of creditors of depository institutions, the accounts of which are insured by the FDIC, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.


---------------
(1) The opinion or any portion thereof may be set forth by various law firms in whole or in part as designated by the parties.

                                                                     EXHIBIT C


                              FORM OF SELLER NOTE


$_______________                                 New York, New York
                                                 __________ __, 200_

FOR VALUE RECEIVED, the undersigned, Card Acquisition Funding LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to the order of Chase Manhattan Bank USA, National Association (the "Lender") at its office, located at White Clay Center, Building 200, Route 273 Newark, Delaware 19711, in lawful money of the United States of America and in immediately available funds, the principal amount owing from time to time in accordance with Section 3.01 of the Receivables Purchase Agreement and under the Contribution and Sale Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at a rate calculated per annum (calculated on the basis of actual days elapsed and a 360 day year) equal to, for each Interest Period, one month LIBOR determined for such Interest Period plus 0.35% per annum. Such interest shall be payable to the extent, and on the dates, set forth in Section 3.01 of the Receivables Purchase Agreement. Interest Period means each period commencing on and including a Distribution Date and ending on and excluding the following Distribution Date; provided that the Initial Interest Period shall commence on the date hereof. The Lender shall determine one Month LIBOR in a manner consistent with the Pooling and Servicing Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, amount of each advance made pursuant to Section 3.01 of the Receivables Purchase Agreement and the Contribution and Sale Agreement and the date and amount of each payment or prepayment of principal thereof. The failure to make any such endorsement with respect to an advance shall not affect the obligations of the Borrower in respect of such advance.

     This Note is the Seller Note referred to in the Receivables Purchase Agreement dated as of ________ __, 2002 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), among the Borrower and the Lender, and the Contribution and Sale Agreement, dated as of __________, 2002 made by the Lender to the Borrower (the "Contribution and Sale Agreement"), is subject to the provisions of the Receivables Purchase Agreement and is subject to prepayment in whole or in part as provided in the Receivables Purchase Agreement.

     To the extent not prohibited by law, all parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Each holder of this Note agrees, by its acceptance hereof, that it shall not, prior to the date which is one year and one day after the later of the termination of the Receivables Purchase Agreement and the termination of the Trust, acquiesce, petition or otherwise invoke or cause the Borrower to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Borrower under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Borrower.

     Unless otherwise defined herein, terms defined in the Receivables Purchase Agreement and used herein shall have the meanings given to them in the Receivables Purchase Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                           CARD ACQUISITION FUNDING LLC



                           By: ----------------------------------------------
                               Name
                               Title


                                                                                                         Schedule A
                                                                                                         To Seller Note

                                    LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



                                     Amount of principal   Unpaid Principal Balance
      Date         Amount of Loans  of Loans Repaid        of Loans                       Notation Made By

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

                               TABLE OF CONTENTS


                                                                         Page

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.         Definitions..........................................1

Section 1.02.         Other Definitional Provisions........................9

                                  ARTICLE II
                    PURCHASE AND CONVEYANCE OF RECEIVABLES

Section 2.01.         Purchase............................................10

Section 2.02.         Addition of Accounts................................11

Section 2.03.         [Reserved]..........................................12

Section 2.04.         Allocated Interchange...............................12

                                  ARTICLE III
                           CONSIDERATION AND PAYMENT

Section 3.01.         Purchase Price......................................14

Section 3.02.         Adjustments to Purchase Price.......................14

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

Section 4.01.         Representations and Warranties of Chase
                      USA Relating to Chase USA..........................16

Section 4.02.         Representations and Warranties of Chase USA
                      Relating to the Agreement, the Supplemental
                      Conveyances and the Receivables....................17

Section 4.03.         Representations and Warranties of Purchaser........19

                                   ARTICLE V
                                   COVENANTS

Section 5.01.         Covenants of Chase USA.............................21

Section 5.02.         Account Allocations................................22

                                  ARTICLE VI
                             REPURCHASE OBLIGATION

Section 6.01.         Reassignment of Ineligible Receivables.............23

                               TABLE OF CONTENTS

Section 6.02.         Reassignment of Other Receivables..................23

                                  ARTICLE VII
                             CONDITIONS PRECEDENT

Section 7.01.         Conditions to Purchaser's Obligations on the
                      Initial Purchase Date.............................25

Section 7.02.         Conditions to Chase USA's Obligations on the
                      Initial Purchase Date.............................25

Section 7.03.         Condition Precedent to all Purchases of
                      Receivables.......................................26

                                 ARTICLE VIII
                         TERM AND PURCHASE TERMINATION

Section 8.01.         Term..............................................27

Section 8.02.         Purchase Termination..............................27

                                  ARTICLE IX
                           MISCELLANEOUS PROVISIONS

Section 9.01.         Amendment........................................28

Section 9.02.         Governing Law....................................28

Section 9.03.         Notices..........................................28

Section 9.04.         Severability of Provisions.......................28

Section 9.05.         Assignment; Merger or Consolidation of, or
                      Assumption of the Obligations of Chase USA.......28

Section 9.06.         Assignments......................................29

Section 9.07.         Transfer of Accounts.............................29

Section 9.08.         Indemnification..................................30

Section 9.09.         Acknowledgement and Agreement of Chase USA.......30

Section 9.10.         Further Assurances...............................30

Section 9.11.         No Waiver; Cumulative Remedies...................31

                              TABLE OF CONTENTS

                                  continued

Section 9.12.         Counterparts.....................................31

Section 9.13.         Binding; Third-Party Beneficiaries...............31

Section 9.14.         Merger and Integration...........................31

Section 9.15.         Headings.........................................31

Section 9.16.         Schedules and Exhibits...........................31

Section 9.17.         Survival of Representations and Warranties.......31

Section 9.18.         Nonpetition Covenant.............................31


EXHIBIT A              FORM OF SUPPLEMENTAL CONVEYANCE

SCHEDULE 1             LIST OF ADDITIONAL ACCOUNTS

SCHEDULE 2             FORM OF OFFICER'S CERTIFICATE

EXHIBIT B              FORM OF OPINION OF COUNSEL ON DESIGNATION
                       OF ADDITIONAL ACCOUNTS

EXHIBIT C              FORM OF SELLER NOTE